                             LETTER TO SHAREHOLDERS
September 21, 1998

Dear Shareholder,
    Recently, we decided to consolidate
all Van Kampen American Capital funds
under the single name of Van Kampen
Funds. This move accompanies the change
in the legal name of our firm to Van                     [PHOTO]
Kampen Funds Inc. Consequently, your
Trust's name was changed to Van Kampen
California Quality Municipal Trust on
August 28. You can be assured that the    DENNIS J. MCDONNELL AND DON G. POWELL
change in your Trust's name will not
affect its management or daily
operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your investment or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW
    The economy grew at a moderate rate for much of the past year, accompanied by low inflation. During the three quarters that ended June 30, growth accelerated at a 3.4 percent annual rate, while consumer prices rose 1.4 percent.
    Beneath this tranquil scenario, however, lay periods of economic and financial volatility. During the first quarter, for example, growth surged at a
5.5 percent annual rate, fueled by heavy consumer spending and business inventory buildup. By the second quarter, growth had slowed to a sluggish 1.6 percent annual pace, due to the deepening Asian economic crisis and the General Motors strike.
    Despite the weakening economy, the dollar rallied as foreign investors sought refuge from global turmoil by purchasing U.S. Treasury securities. The strong dollar raised the price of U.S. exports and cut the price of imports. As a result, U.S. companies found they could neither maintain their foreign sales nor compete easily with cheap imports here. Corporate earnings fell, and U.S. stock prices retreated. By August 31, the Dow Jones Industrial Average was down 19 percent from its mid-July high.
    In California, the economy expanded at a brisk pace although exports to Asia slowed. The state's financial position improved along with the economy, leading Governor Pete Wilson to project an 11 percent increase in revenues for the current fiscal year. Despite these achievements, the state faces pressures from property tax limits and increased school funding requirements. It has only minimal reserves to weather an economic downturn.

MARKET OVERVIEW
    The stock market rout and foreign economic turmoil were nothing but good news for bonds. The Federal Reserve refrained from raising interest rates to avoid aggravating Asia's crisis, and investors worldwide aggressively bought U.S. Treasury securities. Because

                                                             Continued on page 2
these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices rocketed to record levels. On August 31, the Dow Jones Industrial Average fell 512 points, and the 30-year Treasury bond yield, which moves in the opposite direction of its price, fell to a record low of 5.25 percent. A year earlier, its yield was 6.61 percent.
    Municipal bonds followed the gains in Treasuries but, true to form, they didn't rally as strongly. While long-term Treasury bond yields fell 136 basis points during the past year, the yield of the AAA-rated general obligation municipal bond fell only 44 basis points to 4.86 percent on August 31, 1998, from 5.30 percent a year earlier.
    Municipal bonds were hampered by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $190 billion worth of bonds during the first seven months of this year--47 percent more than they had issued during the comparable period last year.
    Despite an abundant supply from which to choose, U.S. investors were reluctant to purchase municipal bonds because of their relatively low yields, and foreign investors had even less interest because they had no need for the tax-exempt income. Compounding the situation was the flood of insured issues, which accounted for almost 60 percent of the new supply. As a result, fewer lower-rated, higher-yielding bonds were issued, and the yield spread between higher-quality and lower-quality bonds narrowed.

[PORTFOLIO COMPOSITION PIE CHART]

Portfolio Composition By Credit Quality*
As Of August 31, 1998

AAA......................     49.7%
AA.......................      0.9%
A........................     21.2%
BBB......................     11.8%
BB.......................      0.7%
Non-Rated................     15.7%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's of Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:

    We replaced bonds that had been called or were prerefunded for calls later this year due to the drop in interest rates. These bonds accounted for about 6 percent of the Trust's portfolio. Like most bonds in the portfolio, they were purchased when the Trust was created in 1991, a time of significantly higher interest rates. If interest rates remain low, approximately 19 percent of the current portfolio will face potential calls from 1999 through 2003. We did not replace these bonds, however, because their yields are substantially higher than current market yields.

                                                             Continued on page 3

    We purchased long-term bonds in order to extend the call protection of the Trust. Most were discount bonds, which have the potential to appreciate faster than par or premium bonds during periods of falling interest rates. Discount bonds also have longer durations, which means they are more sensitive to changing rates. Our purchases of discount bonds helped to offset some of the decline in the Trust's duration due to calls and prerefundings. As of August 31, the duration of the Trust stood at 7.13 years, compared with 8.11 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    Our purchases favored lower-quality bonds because they provide a greater yield than higher-quality bonds and, therefore, help to maintain the Trust's dividend payouts. In order to qualify for inclusion in the Trust, however, all purchases were rated the equivalent of BBB or higher by our research staff, although some were not rated by outside ratings agencies. As a result of these acquisitions, the percentage of lower-quality bonds in the Trust rose slightly.


TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                   AS OF
                                                              AUGUST 31, 1998


General Purpose.............................................      19.5%
Tax District................................................      12.9%
Retail Electric/Gas/Telephone...............................      10.9%
Multi-Family Housing........................................      10.5%
Health Care.................................................       8.3%


*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the 12-month period ended August 31, 1998, the Trust generated a total return of 12.96 percent(1) at market price. This reflects a gain in market price per common share from $16.8125 on August 31, 1997, to $17.8750 on August 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.54 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.55 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 42 percent). Please refer to the chart on page 7 for additional performance numbers.

                                                             Continued on page 4

                          [DISTRIBUTION HISTORY GRAPH]

Twelve-Month Distribution History
For the Period Ended August 31, 1998


                            Capital Gains     Dividends
Sep 1997....................  $                $ .0825
Oct 1997....................                     .0825
Nov 1997....................                     .0825
Dec 1997....................    .0675            .0825
Jan 1998....................                     .0825
Feb 1998....................                     .0825
Mar 1998....................                     .0825
Apr 1998....................                     .0825
May 1998....................                     .0825
Jun 1998....................                     .0825
Jul 1998....................                     .0825
Aug 1998....................                     .0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distribution.


ECONOMIC OUTLOOK

    We believe the economy will rebound later this year, provided some stability is restored in the stock market. Domestic economic activity remains strong despite the market's decline and should overcome many of the negative effects of the global economic crisis. In Asia, where the crisis began, there are signs of potential rebounds. If the economic crisis in Asia, Russia, and other emerging markets continues unabated, however, we believe the Fed will refrain from raising rates and could even lower them. Fed Chairman Alan Greenspan acknowledged as much in a recent speech, when he disclosed that Fed policy-makers had abandoned their bias toward a rate hike in favor of a neutral position. Due to events overseas, policy-makers are now more concerned about an economic slowdown than about rising inflation, Greenspan indicated. The impact of slower economic growth abroad should help to offset any acceleration in domestic inflation.
    We will closely monitor these global events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[sig]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[sig]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 7

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.
     A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........    12.96%
One-year total return based on NAV(2)....................    10.99%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.54%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.55%

SHARE VALUATIONS

Net asset value..........................................  $  17.85
Closing common stock price...............................  $17.8750
One-year high common stock price (08/18/98)..............  $18.1875
One-year low common stock price (10/22/97)...............  $16.4375
Preferred share rate(5)..................................    3.100%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

    On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the new fiscal year will commence on September 1, 1998 and end on October 31, 1998; however, you will not receive an annual report for the two-month transition period from August 31, 1998 to October 31, 1998. Instead, the financial information for those two months will appear in a separate column in the April 30, 1999, semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.1%
          CALIFORNIA  94.0%
$ 2,100   Alameda, CA Pub Fin Auth Rev Marina Vlg Assmt
          Dist Rfdg.......................................   6.375%  09/02/14  $   2,162,811
  1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................   5.875   04/01/22      1,084,080
  1,090   Baldwin Pk, CA Pub Fin Auth San Gabriel River
          Tax Alloc.......................................   5.000   08/01/21      1,084,070
  1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg......................................   7.500   05/01/23      1,859,325
  1,055   Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition.....................................   7.000   04/01/27      1,140,571
  1,000   California Edl Fac Auth Rev Pooled Coll & Univ
          Projs B.........................................   6.125   04/01/13      1,085,970
  2,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................   6.000   03/01/16      2,104,220
  2,000   California Edl Fac Auth Rev Univ of La Verne....   6.375   04/01/13      2,138,520
  1,800   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A................................   7.000   12/01/10      1,944,738
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)...........................................   6.100   02/01/28      1,066,660
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................  6.100..  08/01/29      1,069,040
  1,090   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)............................................   6.750   08/01/11      1,160,905
  1,000   California Hsg Fin Agy Rev Home Mtg Ser M (MBIA
          Insd)...........................................   5.550   08/01/17      1,041,170
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd)...........................................   7.000   08/01/26      2,245,440
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................   6.850   08/01/15      3,214,530
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................   6.875   08/01/24      8,752,817
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd)................   6.000   07/01/27     10,747,700
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co Ser B (AMBAC Insd)..........   6.400   12/01/24      4,385,440
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded @
          07/01/04).......................................   6.750   07/01/17      8,685,066
    850   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............   7.800   02/01/28        986,043
  1,000   California St (AMBAC Insd)......................   6.200   02/01/16      1,021,860
  3,500   California St Ser BH (FSA Insd).................   5.200   12/01/11      3,556,385
  1,000   California St Ser BH (FSA Insd).................   5.400   12/01/15      1,025,360
  1,000   California St Ser BH (FSA Insd).................   5.400   12/01/16      1,025,360
  3,655   California St Cpn Muni Rcpts....................       *   03/01/08      2,413,872
  3,655   California St Cpn Muni Rcpts....................       *   09/01/09      2,234,228
  9,600   California St Prin Muni Rcpts...................       *   09/01/09      5,868,288
  4,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................   5.625   10/01/34      4,107,720
  8,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01).......................................   6.750   12/01/21      8,888,720

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Camarillo, CA Multi-Family Hsg Pk Glenn Apts
          (FNMA Insd).....................................   5.400%  03/01/28  $   1,014,100
  1,555   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1............................................   7.375   09/02/22      1,705,182
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................   6.250   09/01/11      1,124,740
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers Ser C............................       *   02/01/01      1,865,221
  2,605   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................   8.625   09/01/24      3,247,653
  2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)......................   5.500   11/01/22      2,110,040
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A...........................................   7.100   08/01/22      1,101,000
  1,000   Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................   6.500   09/01/15      1,067,670
  1,000   Delano, CA Ctfs Partn Delano Regal Med Cent.....   5.250   01/01/18        982,650
  1,935   Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03).......................................   9.250   01/01/22      2,400,677
  1,000   Duarte, CA Redev Agcy Tax Alloc Davis Addition
          Proj Area Rfdg..................................   6.700   09/01/14      1,076,230
    905   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.......................................   7.875   02/01/15        944,078
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................   5.250   12/01/19      1,021,660
  1,000   Fontana, CA Redev Agy Tax Southeast Indl Park
          Proj Rfdg (MBIA Insd) (b).......................   5.000   09/01/22        991,030
  6,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A............................       *   01/01/27      1,370,460
  2,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)...............  0/7.050  01/01/10      1,619,580
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj................................   7.000   08/01/24      1,588,575
  1,000   Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................   6.200   10/01/25      1,041,030
  1,000   Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
          Insd)...........................................   5.000   11/01/18      1,003,760
    665   Inglewood, CA Redev Agy Tax Alloc Centy Redev
          Proj Ser A......................................   6.125   07/01/23        701,701
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr
          & Wastewtr Sys Fin Proj Ser A (Prerefunded @
          03/01/02) (MBIA Insd)...........................   6.700   03/01/22      3,535,852
  4,000   Los Angeles Cnty, CA Ctfs Partn (Prerefunded @
          11/01/01).......................................   6.600   11/01/11      4,415,400
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd) (c).....................   6.900   06/30/08     14,564,520
  1,730   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage (Prerefunded @ 05/01/03)........   7.550   11/01/08      1,977,390
  1,900   Los Angeles, CA Ctfs Partn......................   5.700   02/01/18      1,922,952

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)....................   5.700%  12/01/27  $   2,655,625
  1,690   Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (GNMA Collateralized).....................   6.875   06/01/25      1,785,924
  1,000   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................   5.000   07/01/37        992,300
    795   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj......................................   6.300   06/01/11        852,995
  2,000   Needles, CA Pub Util Auth Util Sys
          Acquisition.....................................   6.500   02/01/22      2,132,200
  1,500   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A...........................................   6.750   09/01/20      1,641,555
  1,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn...........................................   7.000   05/15/11      1,135,310
  2,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj......................   6.750   11/15/14      2,155,900
  1,000   Oceanside, CA Mobile Home Pk Fin Auth Rev.......   5.800   03/01/28      1,011,630
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................   5.750   06/01/15      2,143,880
  1,500   Paramount, CA Multi-Family Rev Hsg Twin Twrs
          Apts Ser A Rfdg (GNMA Insd).....................   5.700   02/20/33      1,546,875
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
          Insd)...........................................       *   08/01/26      1,055,160
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.......................................       *   12/01/07        987,570
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West (Prerefunded @ 12/01/07)..............       *   12/01/17        630,920
  3,000   Pomona, CA Pub Fin Auth Rev Southwest Pomona
          Redev Proj Ser W Rfdg (MBIA Insd)...............   5.000   02/01/24      2,972,160
  1,500   Pomona, CA Pub Fin Auth Rev Southwest Pomona
          Redev Proj Ser W Rfdg (MBIA Insd)...............   5.000   02/01/30      1,482,360
  1,100   Pomona, CA Redev Agy Tax Alloc Downtown No 2
          Redev Proj Ser U Rfdg...........................   5.750   04/01/19      1,087,515
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A..................................   6.800   01/01/19      1,089,720
  1,210   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A................................   6.700   09/01/23      1,341,152
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay
          Cent Redev Proj.................................   7.000   07/01/16      1,120,670
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg........   7.250   06/01/17      2,211,820
  1,360   Roseville, CA Fin Auth Local Agy Rev Northeast
          Cfd Bond Rfdg Ser A (FSA Insd)..................   5.000   09/01/21      1,357,239
  1,000   Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Rfdg (MBIA Insd)(b)....................   5.000   07/01/16      1,005,710
  1,000   Salinas, CA San Swr Sys Rev (FGIC Insd).........   5.000   08/01/20        994,690
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................   5.000   08/01/28        986,960

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn
          Ser 91 B (Inverse Fltg) (Prerefunded @ 04/27/06)
          (MBIA Insd).....................................   8.670%  04/08/21  $   7,927,500
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................   6.400   09/01/18      2,923,507
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................   6.100   09/01/19      5,461,400
  1,000   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12-A (FGIC Insd)......   5.800   05/01/21      1,061,050
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (Prerefunded @ 07/01/04) (FSA Insd).....   6.750   07/01/15      2,687,353
  5,000   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/08      3,207,800
  3,520   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/09      2,133,648
  4,250   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/12      2,153,560
  2,130   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................       *   07/01/14        960,332
    800   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (FSA Insd)...................   6.750   07/01/15        917,296
  3,330   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd)......................       *   01/15/27        806,926
  1,000   San Jose, CA Single Family Mtg Rev Cap Apprec
          Ser A...........................................       *   04/01/16        420,360
  1,000   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (FNMA Insd)..........................   5.650   11/01/21      1,066,460
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)....................................   6.875   11/15/14      1,180,970
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A...........................................   7.450   11/15/10      2,182,960
  1,325   Simi Valley, CA Comnty Dev Agy Coml Rfdg
          Sycamore Plaza II...............................   6.000   09/01/12      1,336,872
  1,745   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).....................   6.900   10/01/24      1,842,842
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................   6.750   07/01/12      6,047,750
  1,000   Stockton, CA Comnty Fac Dist Spl Tax............   5.800   09/01/14      1,028,650
  1,000   Stockton, CA South Stockton Cmnty Facs Dist Spl
          Tax No 90-1 Rfdg................................   6.400   09/01/15      1,067,240
  2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A.....   6.750   12/01/21      2,988,150

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A...............................   5.875%  02/01/28  $   1,008,050
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener
          Ranch Proj (FHA Gtd)............................   7.000   10/01/33      2,950,179
                                                                               -------------
                                                                                 232,232,755
                                                                               -------------
          GUAM  0.9%
  2,000   Guam Arpt Auth Rev Ser B........................   6.700   10/01/23      2,198,560
                                                                               -------------
          PUERTO RICO  1.1%
    824   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................   6.850   10/17/03        859,686
  1,580   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized).............   6.850   10/15/23      1,691,690
                                                                               -------------
                                                                                   2,551,376
                                                                               -------------
          U.S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg (Prerefunded @ 10/01/02).........   7.250   10/01/18      7,734,420
                                                                               -------------
TOTAL INVESTMENTS  99.1%
  (Cost $218,534,880)........................................................    244,717,111

OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................      2,313,418
                                                                               -------------
NET ASSETS  100.0%...........................................................  $ 247,030,529
                                                                               -------------

*Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $218,534,880).......................    $244,717,111
Receivables:
  Interest..................................................       3,297,136
  Investments Sold..........................................       1,949,199
Other.......................................................           3,780
                                                                ------------
      Total Assets..........................................     249,967,226
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,965,699
  Custodian Bank............................................         391,120
  Investment Advisory Fee...................................         145,676
  Income Distributions--Preferred Shares....................         127,393
  Administrative Fee........................................          41,621
  Affiliates................................................          18,175
Accrued Expenses............................................         155,317
Trustees' Deferred Compensation and Retirement Plans........          91,696
                                                                ------------
      Total Liabilities.....................................       2,936,697
                                                                ------------
NET ASSETS..................................................    $247,030,529
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,500 issued with liquidation preference of
  $50,000 per share)........................................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,639,553 shares issued and
  outstanding)..............................................          96,396
Paid in Surplus.............................................     142,680,409
Net Unrealized Appreciation.................................      26,182,231
Accumulated Net Realized Gain...............................       2,333,558
Accumulated Undistributed Net Investment Income.............         737,935
                                                                ------------
      Net Assets Applicable to Common Shares................     172,030,529
                                                                ------------
NET ASSETS..................................................    $247,030,529
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($172,030,529 divided
  by 9,639,553 shares outstanding)..........................    $      17.85
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $14,500,974
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,703,571
Administrative Fee..........................................        486,735
Preferred Share Maintenance.................................        205,039
Trustees' Fees and Expenses.................................         27,621
Custody.....................................................         16,678
Legal.......................................................         13,073
Other.......................................................        223,019
                                                                -----------
      Total Expenses........................................      2,675,736
                                                                -----------
NET INVESTMENT INCOME.......................................    $11,825,238
                                                                -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 2,333,794
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     20,310,340
  End of the Period.........................................     26,182,231
                                                                -----------
Net Unrealized Appreciation During the Period...............      5,871,891
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 8,205,685
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $20,030,923
                                                                -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                         August 31, 1998    August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $ 11,825,238       $ 12,150,732
Net Realized Gain.....................................        2,333,794            810,425
Net Unrealized Appreciation During the Period.........        5,871,891          7,875,246
                                                           ------------       ------------
Change in Net Assets from Operations..................       20,030,923         20,836,403
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................       (9,531,032)        (9,815,485)
  Preferred Shares....................................       (2,343,161)        (2,424,442)
                                                           ------------       ------------
                                                            (11,874,193)       (12,239,927)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.......................................         (649,552)          (690,815)
  Preferred Shares....................................         (161,112)          (203,049)
                                                           ------------       ------------
                                                               (810,664)          (893,864)
                                                           ------------       ------------
Total Distributions...................................      (12,684,857)       (13,133,791)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        7,346,066          7,702,612
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................          287,402                -0-
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS..........................        7,633,468          7,702,612
NET ASSETS:
Beginning of the Period...............................      239,397,061        231,694,449
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $737,935 and $770,976,
  respectively).......................................     $247,030,529       $239,397,061
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                September 27, 1991
                                                                                                   (Commencement
                                                    Year Ended August 31                           of Investment
                              ----------------------------------------------------------------    Operations) to
                                   1998        1997       1996      1995      1994      1993      August 31, 1992

--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
   (a).......................        $17.083   $16.283   $16.127   $15.699   $17.454   $15.816               $14.805
                                       -----     -----     -----     -----     -----     -----                 -----
 Net Investment Income.......          1.228     1.263     1.259     1.269     1.286     1.305                 1.038
 Net Realized and Unrealized
   Gain/Loss.................           .852      .902      .233      .523    (1.693)    1.658                  .870
                                       -----     -----     -----     -----     -----     -----
Total from Investment
 Operations..................          2.080     2.165     1.492     1.792     (.407)    2.963                 1.908
                                       -----     -----     -----     -----     -----     -----                 -----
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders............           .990      1.02     1.050     1.050     1.050      .981                  .698
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders..           .243      .252      .286      .311      .235      .206                  .199
 Distributions from and in
   Excess of Net Realized
   Gain:
   Paid to Common
     Shareholders............           .067      .072       -0-      .002      .054      .110                   -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders..           .017      .021       -0-      .001      .009      .028                   -0-
                                       -----     -----     -----     -----     -----     -----                 -----
Total Distributions..........          1.317     1.365     1.336     1.364     1.348     1.325                  .897
                                       -----     -----     -----     -----     -----     -----                 -----
Net Asset Value, End of the
 Period......................        $17.846   $17.083   $16.283   $16.127   $15.699   $17.454               $15.816
                                       -----     -----     -----     -----     -----     -----                 -----
Market Price Per Share at End
 of the Period...............        $17.875  $16.8125   $16.125   $15.000   $15.500   $16.750               $15.125
Total Investment Return at
 Market Price (b)............         12.96%    11.45%    14.89%     3.95%     (.90%)   18.66%                 5.69%*
Total Return at Net Asset
 Value (c)...................         10.99%    11.96%     7.60%    10.02%    (3.81%)   17.89%                11.80%*
Net Assets at End of the
 Period (In millions).......          $247.0    $239.4    $231.7    $230.2    $226.1    $243.0                $227.2
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**.............          1.59%     1.61%     1.64%     1.66%     1.62%     1.58%                 1.55%
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares
 (d).........................          5.63%     6.05%     5.95%     6.22%     6.34%     6.70%                 6.09%
Portfolio Turnover...........            21%       17%       10%       16%        7%       26%                   93%*
* Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares....................          1.10%     1.10%     1.11%     1.10%     1.10%     1.07%                 1.09%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1998, for federal income tax purposes cost of long-term investments is $218,534,880; the aggregate gross unrealized appreciation is $26,182,231 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $26,182,231.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to expenses which are not deductible for tax purposes totaling $15,914 were reclassified from accumulated undistributed net investment income to capital.

    For the year ended August 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust designated and paid $791,793 as a 28% rate gain distribution. These distributions, where applicable, were included on 1997's Form 1099-Div which was mailed to shareholders in January of 1998. In January 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator

                                August 31, 1998
--------------------------------------------------------------------------------

include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $88,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $142,680,409 and $142,409,084, respectively.
     Transactions in common shares were as follows:

                                                  Year Ended         Year Ended
                                                August 31, 1998    August 31, 1997
----------------------------------------------------------------------------------
Beginning Shares............................        9,623,295          9,623,295
Shares Issued Through Dividend
  Reinvestment..............................           16,258                -0-
                                                 ------------       ------------
Ending Shares...............................        9,639,553          9,623,295
                                                 ============       ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $51,128,710 and $53,143,057, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio

                                August 31, 1998
--------------------------------------------------------------------------------

holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. This type of Indexed Security is identified in the portfolio of investments. The price of this security may be more volatile than the price of a comparable fixed rate security.

6. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on August 31, 1998, was 3.100% and for the year then ended rates ranged from 2.60% to 4.80%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 6, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

SM denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of Trustees whose terms expired in 1998 and the selection of independent public accountants.

     1) With regard to the election of the following Trustees by the common shareholders:

                                                         # OF SHARES
                                                   ------------------------
                                                   IN FAVOR        WITHHELD
---------------------------------------------------------------------------
Don G. Powell...............................       8,705,368        75,470
Hugo Sonnenschein...........................       8,705,492        75,346

     2) With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 1,389 shares voted in his favor and 0 shares withheld.

     3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 8,664,234 shares voted in favor of the proposal, 11,939 shares voted against, and 106,054 shares abstained.